Exhibit 10.2

ODESK CORPORATION

2004 STOCK PLAN

Adopted on April 9, 2004 and approved by the stockholders on April 10, 2004

Amended on November 4, 2004 and approved by the stockholders on November 9, 2004

Amended on August 23, 2006 and approved by the stockholders on August 23, 2006

Amended on September 21, 2011 and approved by the stockholders on September 21, 2011

Amended on December 14, 2011 and approved by the stockholders on December 14, 2011

Amended on March 20, 2012 and approved by the stockholders on March 27, 2012

Amended on September 13, 2012 and approved by the stockholders on September 13, 2012

Amended on July 25, 2013

ODESK CORPORATION 2004 STOCK PLAN

SECTION 1.    ESTABLISHMENT AND PURPOSE.

The purpose of the Plan is to offer selected persons an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company’s Stock. The Plan provides both for the direct award or sale of Shares, for the grant of Options to purchase Shares, and for the issuance of RSUs and SARs. Options granted under the Plan may include Nonstatutory Options as well as ISOs intended to qualify under Section 422 of the Code.

Capitalized terms are defined in Section 12.

SECTION 2.    ADMINISTRATION.

(a)    Committees of the Board of Directors. The Plan may be administered by one or more Committees. Each Committee shall consist of two or more members of the Board of Directors who have been appointed by the Board of Directors. Each Committee shall have such authority and be responsible for such functions as the Board of Directors has assigned to it. If no Committee has been appointed, the entire Board of Directors shall administer the Plan. Any reference to the Board of Directors in the Plan shall be construed as a reference to the Committee (if any) to whom the Board of Directors has assigned a particular function.

(b)    Authority of the Board of Directors. Subject to the provisions of the Plan, the Board of Directors shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. All decisions, interpretations and other actions of the Board of Directors shall be final and binding on all Purchasers, all Participants and all persons deriving their rights from a Purchaser or Participant.

SECTION 3.    ELIGIBILITY.

(a)    General Rule. Only Employees, Outside Directors and Consultants shall be eligible for the grant of Nonstatutory Options, RSUs, SARs, or the direct award or sale of Shares. Only Employees shall be eligible for the grant of ISOs.

(b)    Ten-Percent Stockholders. A person who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries shall not be eligible to receive an ISO unless (i) the Exercise Price is at least 110% of the Fair Market Value of a Share on the date of grant and (ii) in the case of an ISO, such ISO by its terms is not exercisable after the expiration of five years from the date of grant. For purposes of this Subsection (b), in determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

SECTION 4.    STOCK SUBJECT TO PLAN.

(a)    Basic Limitation. Not more than 21,216,220 Shares may be issued under the Plan (subject to Subsection (b) below and Section 10). The number of Shares that are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan. At all times, the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all Awards granted and outstanding under this Plan. In no event shall the total number of Shares issued (counting each reissuance of a Share that was previously issued and then forfeited or repurchased by the Company as a separate issuance) under the Plan upon exercise of ISOs exceed Two Hundred Million (200,000,000) Shares (adjusted in proportion to any adjustments under Section 10 hereof) over the term of the Plan (the “ISO Limit”). Subject to Section 10 hereof, in the event that the number of Shares reserved for issuance under the Plan is increased, the ISO Limit shall be automatically increased by such number of Shares such that the ISO Limit equals (a) ten (10) multiplied by (b) the number of Shares reserved for issuance under the Plan.

(b)    Additional Shares. In the event that Shares previously issued under the Plan are reacquired by the Company (including from any forfeiture provision, right of first refusal, repurchase right, or payment of an exercise price or any withholding obligations), such Shares shall be added to the number of Shares then available for issuance under the Plan. In the event that an outstanding Award or other right for any reason expires or is canceled, the Shares allocable to the unexercised portion of such Award or other right shall be added to the number of Shares then available for issuance under the Plan.

SECTION 5.    TERMS AND CONDITIONS OF AWARDS OR SALES.

(a)    Stock Purchase Agreement. Each award or sale of Shares under the Plan (other than upon exercise of an Option or the settlement of an RSU or SAR) shall be evidenced by a Stock Purchase Agreement between the Purchaser and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

(b)    Duration of Offers and Nontransferability of Rights. Any right to acquire Shares under a Stock Purchase Agreement shall automatically expire if not exercised by the Purchaser within 30 days after the grant of such right was communicated to the Purchaser by the Company. Such right shall not be transferable and shall be exercisable only by the Purchaser to whom such right was granted.

(c)    Purchase Price. The Board of Directors shall determine the Purchase Price, at its sole discretion, on the date the Shares are awarded or the time the Shares are purchased. The Purchase Price shall be payable in a form described in Section 9.

(d)    Withholding Taxes. As a condition to the purchase of Shares, the Purchaser shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

(e)    Restrictions on Transfer of Shares. Any Shares awarded or sold under the Plan shall be subject to such forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

(f)    Dividends and Other Distributions. Holders of Shares will be entitled to receive all dividends and other distributions with respect to the Shares, unless the Board of Directors provides otherwise at the time of award. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares with respect to which they were paid.

SECTION 6.    TERMS AND CONDITIONS OF OPTIONS.

(a)    Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

(b)    Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 10. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

(c)    Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, unless expressly determined in writing by the Board of Directors on the Option’s date of grant, provided that, a higher percentage may be required by Section 3(b). Subject to the preceding sentence, the Exercise Price under any Option shall be determined by the Board of Directors at its sole discretion. The Exercise Price shall be payable in a form described in Section 9.

(d)    Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. No Option shall be exercisable unless the Optionee has delivered an executed copy of the Stock Option Agreement to the Company. The Board of Directors shall determine the exercisability provisions of the Stock Option Agreement at its sole discretion. All of an Optionee’s Options shall become exercisable in full if Section 10(b)(iv) applies.

(e)    Basic Term. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed 10 years from the date of grant, and a shorter term may be required by Section 3(b). Subject to the preceding sentence, the Board of Directors at its sole discretion shall determine when an Option is to expire.

(f)    Termination of Service (Except by Death). If an Optionee’s Service terminates for any reason other than the Optionee’s death, then the Optionee’s Options shall expire on the earliest of the following occasions:

(i)    The expiration date determined pursuant to Subsection (e) above;

(ii)    The date three months after the termination of the Optionee’s Service for any reason other than Disability, or such later date as the Board of Directors may determine; or

(iii)    The date six months after the termination of the Optionee’s Service by reason of Disability, or such later date as the Board of Directors may determine.

The Optionee may exercise all or part of the Optionee’s Options at any time before the expiration of such Options under the preceding sentence, but only to the extent that such Options had become exercisable before the Optionee’s Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee’s Service terminated (or vested as a result of the termination). The balance of such Options shall lapse when the Optionee’s Service terminates. In the event that the Optionee dies after the termination of the Optionee’s Service but before the expiration of the Optionee’s Options, all or part of such Options may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee’s Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee’s Service terminated (or vested as a result of the termination).

(g)    Death of Optionee. If an Optionee dies while the Optionee is in Service, then the Optionee’s Options shall expire on the earlier of the following dates:

(i)    The expiration date determined pursuant to Subsection (e) above; or

(ii)    The date 12 months after the Optionee’s death, or such later date as the Board of Directors may determine.

All or part of the Optionee’s Options may be exercised at any time before the expiration of such Options under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee’s death (or became exercisable as a result of the death) and the underlying Shares had vested before the Optionee’s death (or vested as a result of the Optionee’s death). The balance of such Options shall lapse when the Optionee dies.

(h)    Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine.

(i)    Transferability of Options. An Option shall be transferable by the Optionee only by (i) a beneficiary designation, (ii) a will or (iii) the laws of descent and distribution, except as provided in the next sentence. If the applicable Stock Option Agreement so provides, a Nonstatutory Option shall also be transferable by gift or domestic relations order to a Family Member of the Optionee. An ISO may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee’s guardian or legal representative.

(j)    Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

(k)    No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by the Optionee’s Option until such person becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price and applicable tax obligations pursuant to the terms of such Option.

(l)    Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Board of Directors may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee’s rights or increase the Optionee’s obligations under such Option.

SECTION 7.    TERMS AND CONDITIONS FOR RESTRICTED STOCK UNITS

(a)    Awards of Restricted Stock Units. A RSU is an Award covering a number of Shares that may be settled in cash, or by issuance of those Shares at a date in the future. No Purchase Price shall apply to an RSU settled in Shares. All grants of RSUs will be evidenced by an Award Agreement that will be in such form (which need not be the same for each Participant) as the Board of Directors will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan.

(b)    Form and Timing of Settlement. To the extent permissible under applicable law, the Board of Directors may permit a Participant to defer payment under a RSU to a date or dates after the RSU is earned, provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code (or any successor) and any regulations or rulings promulgated thereunder. Payment may be made in the form of cash or whole Shares or a combination thereof, all as the Board of Directors determines.

SECTION 8.    TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

(a)    Awards of SARs. SARs may be settled in cash, Shares, or RSUs, or a combination of all three, having an aggregate value equal to the value determined by multiplying the difference between the Fair Market Value on the date of exercise over the Exercise Price and the number of Shares with respect to which the SAR is being settled. All grants of SARs made pursuant to this Plan will be evidenced by an Award Agreement that will be in such form (which need not be the same for each Participant) as the Board of Directors will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan.

(b)    Exercise Period and Expiration Date. A SAR will be exercisable within the times or upon the occurrence of events determined by the Board of Directors and set forth in the Award Agreement governing such SAR. The Award Agreement shall set forth the Expiration Date; provided that no SAR will be exercisable after the expiration of ten years from the date the SAR is granted.

(c)    Exercise Price. The Board of Directors will determine the Exercise Price of the SAR when the SAR is granted, and which may not be less than the Fair Market Value on the date of grant and may be settled in cash or in Shares.

(d)    Termination. Subject to earlier termination pursuant to Sections 10 and 13 hereof and the Expiration Date specified in the applicable Award Agreement, and notwithstanding the exercise periods set forth in the Award Agreement, exercise of SARs will always be subject to same terms and conditions regarding exercisability following termination of Service as Options, as set forth in Sections 6(g) and 6(h) hereof.

SECTION 9.    PAYMENT FOR SHARES.

(a)    General Rule. The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in cash or cash equivalents at the time when such Shares are purchased, except as otherwise provided in this Section 9.

(b)    Surrender of Stock. At the discretion of the Board of Directors, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Participant, and (i) for which the Company has received “full payment of the purchase price” within the meaning of Rule 144, promulgated under the Securities Act of 1933, as amended or (ii) that were obtained by the Participant in the public market. Such Shares shall be surrendered to the Company in good form for transfer, free and clear of all liens, claims, encumbrances or security interests and shall be valued at their Fair Market Value on the date of exercise or purchase.

(c)    Services Rendered. At the discretion of the Board of Directors, Shares may be awarded under the Plan in consideration of services that have been, or are to be, rendered to the Company, a Parent or a Subsidiary.

(d)    Promissory Note. At the discretion of the Board of Directors, all or a portion of the Exercise Price or Purchase Price (as the case may be) of Shares issued under the Plan to an Employee or Outside Director may be paid with a full-recourse promissory note. The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Board of Directors (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note. This Subsection (d) shall not apply with respect to Shares issued under the Plan to a Consultant.

(e)    Exercise/Sale. To the extent that an Award Agreement so provides, and if Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

(f)    Exercise/Pledge. To the extent that an Award Agreement so provides, and if Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

SECTION 10.    ADJUSTMENT OF SHARES.

(a)    General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares or a combination or consolidation of the outstanding Stock into a lesser number of Shares, corresponding adjustments shall automatically be made in each of (i) the number of Shares available for future grants under Section 4 and the ISO Limit, (ii) the number of Shares covered by each outstanding Award (iii) the Exercise Price under each outstanding Option or SAR, and the (iv) the Purchase Price under each outstanding Share or Stock Purchase Agreement. In the event of a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Value of the Stock, a recapitalization, a spin-off, a reclassification or a similar occurrence, the Board of Directors at its sole discretion may make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 4 and the ISO Limit, (ii) the number of Shares covered by each outstanding Award, (iii) the Exercise Price under each outstanding Option or SAR, or (iv) the Purchase Price under each outstanding Share or Stock Purchase Agreement.

(b)    Mergers and Consolidations. In the event that the Company is a party to a merger or consolidation, all outstanding Awards shall be subject to the agreement of merger or consolidation. Such agreement shall provide for one or more of the following:

(i)    The continuation of such outstanding Options or Awards by the Company (if the Company is the surviving corporation).

(ii)    The assumption of such outstanding Options or Awards by the surviving corporation or its parent, and with respect to Options, in a manner that complies with Section 424(a) of the Code (whether or not such Options are ISOs).

(iii)    The substitution by the surviving corporation or its parent of new awards for such outstanding Options or Awards, and with respect to Options, in a manner that complies with Section 424(a) of the Code (whether or not such Options are ISOs).

(iv)    Full exercisability of such outstanding Options or Awards and full vesting of the Shares subject to such Options or Awards, followed by the cancellation of such Options or Awards. The full exercisability of such Options or Awards and full vesting of the Shares subject to such Options or Awards may be contingent on the closing of such merger or consolidation. To the extent applicable, Participants shall be able to exercise such Options or Awards during a period of not less than five full business days preceding the closing date of such merger or consolidation, unless (A) a shorter period is required to permit a timely closing of such merger or consolidation and (B) such shorter period still offers the Participants a reasonable opportunity to exercise such Options or Awards. Any exercise of such Options or Awards during such period may be contingent on the closing of such merger or consolidation.

(v)    The cancellation of such outstanding Option or Award and, with respect to Options, a payment to the Participants equal to the excess of (A) the Fair Market Value of the Shares subject to such Options or Awards (whether or not such Options and SARs are then exercisable or such Shares are then vested) as of the closing date of such merger or consolidation over (B) their Exercise Price. Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount. Such payment may be made in installments and may be deferred until the date or dates when such Options would have become exercisable or such Shares would have vested. Such payment may be subject to vesting based on the Participant’s continuing Service, provided that the vesting schedule shall not be less favorable to the Participants than the schedule under which such Options would have become exercisable or such Shares would have vested. If the Exercise Price of the Shares subject to such Options exceeds the Fair Market Value of such Shares, then such Options may be cancelled without making a payment to the Participants. For purposes of this Paragraph (v), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security. Payment may also be made with respect to RSUs and SARs in the amounts determined by the Board of Directors.

(vi)    For purposes of this Section 10(b), Options or Awards need not be treated identically.

(c)    Reservation of Rights. Except as provided in this Section 10, an Participant or Purchaser shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 11.    SECURITIES LAW REQUIREMENTS.

(a)    General. Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded.

(b)    Financial Reports. To the extent required by Rule 701 of the Securities Act of 1933 or any applicable state securities laws, the Company each year shall furnish to Participants, Purchasers and stockholders who have received Stock under the Plan its balance sheet and income statement, unless, to the extent permitted by applicable law, such Participants, Purchasers or stockholders are key Employees whose duties with the Company assure them access to equivalent information. Such balance sheet and income statement need not be audited.

SECTION 12.    NO RETENTION RIGHTS.

Nothing in the Plan or in any right or Option granted under the Plan shall confer upon the Purchaser or Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Purchaser or Participant) or of the Purchaser or Participant, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

SECTION 13.    DURATION AND AMENDMENTS.

(a)    Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company’s stockholders. If the stockholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, then any grants, exercises or sales that have already occurred under the Plan shall be rescinded and no additional grants, exercises or sales shall thereafter be made under the Plan. The Plan shall terminate automatically 10 years after the later of (i) its adoption by the Board of Directors or (ii) the most recent increase in the number of Shares reserved under Section 4 that was approved by the Company’s stockholders. The Plan may be terminated on any earlier date pursuant to Subsection (b) below.

(b)    Right to Amend or Terminate the Plan. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment of the Plan shall be subject to the approval of the Company’s stockholders if it (i) increases the number of Shares available for issuance under the Plan (except as provided in Section 10) or (ii) materially changes the class of persons who are eligible for the grant of ISOs. Stockholder approval shall not be required for any other amendment of the Plan. If the stockholders fail to approve an increase in the number of Shares reserved under Section 4 within 12 months after its adoption by the Board of Directors, then any grants, exercises or sales that have already occurred in reliance on such increase shall be rescinded and no additional grants, exercises or sales shall thereafter be made in reliance on such increase.

(c)    Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

SECTION 14.    DEFINITIONS.

(a)    “Award” shall mean a Share, an Option, a RSU, or a SAR, as granted pursuant to the terms and conditions of this Plan.

(b)    “Award Agreement” shall mean any Stock Option Agreement, Stock Purchase Agreement, or other agreement evidencing SARs or RSUs.

(c)    “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time.

(d)    “Code” shall mean the Internal Revenue Code of 1986, as amended.

(e)    “Committee” shall mean a committee of the Board of Directors, as described in Section 2(a).

(f)    “Company” shall mean oDesk Corporation.

(g)    “Consultant” shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

(h)    “Disability” shall mean “permanent and total disability” as defined in Section 22(e)(3) of the Code..

(i)    “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(j)    “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Board of Directors in the applicable Stock Option Agreement.

(k)    “Fair Market Value” shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.

(l)    “Family Member” shall mean (i) any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, (ii) any person sharing the Participant’s household (other than a tenant or employee), (iii) a trust in which persons described in Clause (i) or (ii) have more than 50% of the beneficial interest, (iv) a foundation in which persons described in Clause (i) or (ii) or the Participant control the management of assets and (v) any other entity in which persons described in Clause (i) or (ii) or the Participant own more than 50% of the voting interests.

(m)    “ISO” shall mean an employee incentive stock option described in Section 422(b) of the Code.

(n)    “Nonstatutory Option” shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

(o)    “Option” shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares

(p)    “Optionee” shall mean a person who holds an Option.

(q)    “Outside Director” shall mean a member of the Board of Directors who is not an Employee.

(r)    “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

(s)    “Participant” shall mean any holder of an Award.

(t)    “Plan” shall mean this oDesk Corporation 2004 Stock Plan.

(u)    “Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Board of Directors.

(v)    “Purchaser” shall mean a person to whom the Board of Directors has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

(w)    “RSU” shall mean a Restricted Stock Unit.

(x)    “SAR” shall mean a Stock Appreciation Right.

(y)    “Service” shall mean service as an Employee, Outside Director or Consultant. For purposes of this Plan, Service shall be deemed to continue while the Participant is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for this purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company). In the case of an approved leave of absence, and only to the extent permitted by applicable law, the Board of Directors may make such provisions respecting crediting of Service, including suspension of vesting of Shares or Shares underlying Awards (including pursuant to a formal policy adopted from time to time by the Company), as it may deem appropriate, except that in no event may an Option or SAR be exercised after the expiration of the term set forth in the applicable Award Agreement.

(z)    “Share” shall mean one share of Stock, as adjusted in accordance with Section 10 (if applicable).

(aa)    “Stock” shall mean the Common Stock of the Company, with a par value of $0.0001 per Share.

(bb)    “Stock Option Agreement” shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to the Optionee’s Option.

(cc)    “Stock Purchase Agreement” shall mean the agreement between the Company and a Purchaser who acquires Shares under the Plan that contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

(dd)    “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing more than 50% of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

NON-EARLY EXERCISE FORM, OPTION GRANT NO:

oDesk Corporation 2004 Stock Plan

NOTICE OF STOCK OPTION GRANT

You have been granted the following option to purchase shares of the Common Stock of oDesk Corporation (the “Company”):

Name of Optionee:	<Name> (“Optionee”)

Total Number of Shares:	<Number>

Type of Option:	<Incentive Stock Option>

Exercise Price Per Share:	<Price>

Date of Grant:	<Grant Date>

Date Exercisable:	This option will become exercisable during its term with only respect to portions of the Shares in accordance with the following Vesting Schedule:.«VestSched»

Vesting Commencement Date:	<Vesting Commencement Date>

Expiration Date:	<Expiration Date>. This option expires earlier if the Optionee’s Service terminates earlier, as provided in Section 6 of the Stock Option Agreement.

By your signature and the signature of the Company’s representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the 2004 Stock Plan and the Stock Option Agreement, both of which are attached to and made a part of this document. By your acceptance below (whether written, electronic or otherwise), you agree, to the fullest extent permitted by law, that in lieu of receiving documents in paper format, you accept the electronic delivery of any documents that the Company (or any third party the Company may designate), may deliver in connection with this grant (including any information described in Rules 701(e)(2), (3), (4) and (5) under the Securities Act (the “701 Disclosures”), account statements, or other communications or information) whether via the Company’s intranet or the Internet site of such third party or via email or such other means of electronic delivery specified by the Company.

OPTIONEE:	ODESK CORPORATION

By:
Title:

Exhibit A

Stock Option Agreement

EXHIBIT A

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

ODESK CORPORATION 2004 STOCK PLAN:

STOCK OPTION AGREEMENT

SECTION 1.    GRANT OF OPTION.

(a)    Option. On the terms and conditions set forth in the Notice of Stock Option Grant and this Agreement, the Company grants to the Optionee on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Stock Option Grant. The Exercise Price is agreed to be at least 100% of the Fair Market Value per Share on the Date of Grant (110% of Fair Market Value if Section 3(b) of the Plan applies). This option is intended to be an ISO or an NSO, as provided in the Notice of Stock Option Grant.

(b)    $100,000 Limitation. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it shall be deemed to be an NSO to the extent (and only to the extent) required by the $100,000 annual limitation under Section 422(d) of the Code.

(c)    Stock Plan and Defined Terms. This option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Capitalized terms are defined in Section 14 of this Agreement.

SECTION 2.    RIGHT TO EXERCISE.

(a)    Exercisability. Subject to Subsection (b) below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant.

(b)    Stockholder Approval. Any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company’s stockholders.

SECTION 3.    NO TRANSFER OR ASSIGNMENT OF OPTION.

Except as otherwise provided in this Agreement, this option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

SECTION 4.    EXERCISE PROCEDURES.

(a)    Notice of Exercise. The Optionee or the Optionee’s representative may exercise this option by giving written notice to the Company pursuant to Section 12(c). The notice shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment. The person exercising this option shall sign the notice. In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise this option. The Optionee or the Optionee’s representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price.

(b)    Issuance of Shares. After receiving a proper notice of exercise, the Company shall cause to be issued one or more certificates evidencing the Shares for which this option has been exercised. Such Shares shall be registered (i) in the name of the person exercising this option, (ii) in the names of such person and his or her spouse as community property or as joint tenants with the right of survivorship or (iii) with the Company’s consent, in the name of a revocable trust. The Company shall cause such certificates to be delivered to or upon the order of the person exercising this option.

(c)    Withholding Taxes. In the event that the Company determines that it is required to withhold any tax as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the disposition of Shares purchased by exercising this option.

SECTION 5.    PAYMENT FOR STOCK.

(a)    Cash. All or part of the Purchase Price may be paid in cash or cash equivalents.

(b)    Surrender of Stock. All or any part of the Purchase Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee and (i) for which the Company has received “full payment of the purchase price” within the meaning of Rule 144, promulgated under the Securities Act or (ii) that were obtained by the Optionee in the public market. Such Shares shall be surrendered to the Company in good form for transfer, free and clear of all liens, claims, encumbrances or security interests, and shall be valued at their Fair Market Value on the date when this option is exercised.

(c)    Exercise/Sale. All or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company. However, payment pursuant to this Subsection (c) shall be permitted only if (i) Stock then is publicly traded and (ii) such payment does not violate applicable law.

(d)    Exercise/Pledge. All or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company. However, payment pursuant to this Subsection (d) shall be permitted only if (i) Stock then is publicly traded and (ii) such payment does not violate applicable law

SECTION 6.    TERM AND EXPIRATION.

(a)    Basic Term. This option shall in any event expire on the expiration date set forth in the Notice of Stock Option Grant, which date is 10 years after the Date of Grant (five years after the Date of Grant if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies).

(b)    Termination of Service (Except by Death). If the Optionee’s Service terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:

(i)    The expiration date determined pursuant to Subsection (a) above;

(ii)    The date three months after the termination of the Optionee’s Service for any reason other than Disability; or

(iii)    The date six months after the termination of the Optionee’s Service by reason of Disability.

The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option had become exercisable before the Optionee’s Service terminated. When the Optionee’s Service terminates, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable. In the event that the Optionee dies after termination of Service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee’s Service terminated.

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(c)    Death of the Optionee. If the Optionee dies while in Service, then this option shall expire on the earlier of the following dates:

(i)    The expiration date determined pursuant to Subsection (a) above; or

(ii)    The date 12 months after the Optionee’s death.

All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee’s death. When the Optionee dies, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable.

(d)    Part-Time Employment and Leaves of Absence. If the Optionee commences working on a part-time basis, then the Company may adjust the vesting schedule set forth in the Notice of Stock Option Grant in accordance with the Company’s part-time work policy or the terms of an agreement between the Optionee and the Company pertaining to his or her part-time schedule. If the Optionee goes on a leave of absence, then the Company may adjust the vesting schedule set forth in the Notice of Stock Option Grant in accordance with the Company’s leave of absence policy or the terms of such leave. Except as provided in the preceding sentence, Service shall be deemed to continue for any purpose under this Agreement while the Optionee is on a bona fide leave of absence, if (i) such leave was approved by the Company in writing and (ii) continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company). Service shall be deemed to terminate when such leave ends, unless the Optionee immediately returns to active work.

(e)    Notice Concerning ISO Treatment. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent that it is exercised:

(i)    More than three months after the date when the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code);

(ii)    More than 12 months after the date when the Optionee ceases to be an Employee by reason of permanent and total disability (as defined in Section 22(e)(3) of the Code); or

(iii)    More than three months after the date when the Optionee has been on a leave of absence for 90 days, unless the Optionee’s reemployment rights following such leave were guaranteed by statute or by contract.

SECTION 7.    RIGHT OF FIRST REFUSAL.

(a)    Right of First Refusal. In the event that the Optionee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares. If the Optionee desires to transfer Shares acquired under this Agreement, the Optionee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal or state securities laws. The Transfer Notice shall be signed both by the Optionee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

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(b)    Transfer of Shares. If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Optionee may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal and state securities laws and not in violation of any other contractual restrictions to which the Optionee is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

(c)    Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 7 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 7.

(d)    Termination of Right of First Refusal. Any other provision of this Section 7 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Optionee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

(e)    Permitted Transfers. This Section 7 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to one or more members of the Optionee’s Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee transfers any Shares acquired under this Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.

(f)    Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 7, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

(g)    Assignment of Right of First Refusal. The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 7.

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SECTION 8.    LEGALITY OF INITIAL ISSUANCE.

No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

(i)    It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

(ii)    Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and

(iii)    Any other applicable provision of federal, state or foreign law has been satisfied.

SECTION 9.    NO REGISTRATION RIGHTS.

The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 10.    RESTRICTIONS ON TRANSFER.

(a)    Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

(b)    Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Optionee or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its underwriters. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed 180 days. The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (b). This Subsection (b) shall not apply to Shares registered in the public offering under the Securities Act, and the Optionee or a Transferee shall be subject to this Subsection (b) only if the directors and officers of the Company are subject to similar arrangements.

(c)    Investment Intent at Grant. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

(d)    Investment Intent at Exercise. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

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(e)    Legends. All certificates evidencing Shares purchased under this Agreement shall bear the following legend:

“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

(f)    Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

(g)    Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 10 shall be conclusive and binding on the Optionee and all other persons.

SECTION 11.    ADJUSTMENT OF SHARES.

In the event of any transaction described in Section 10(a) of the Plan, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 10(a) of the Plan. In the event that the Company is a party to a merger or consolidation, this option shall be subject to the agreement of merger or consolidation, as provided in Section 10(b) of the Plan.

SECTION 12.    MISCELLANEOUS PROVISIONS.

(a)    Rights as a Stockholder. Neither the Optionee nor the Optionee’s representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee’s representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and 5.

(b)    No Retention Rights. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

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(c)    Notice. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation, with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company in accordance with this Subsection (c).

(d)    Entire Agreement. The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

(e)    Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

SECTION 13.    DEFINITIONS.

(a)    “Agreement” shall mean this Stock Option Agreement.

(b)    “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

(c)    “Code” shall mean the Internal Revenue Code of 1986, as amended.

(d)    “Committee” shall mean a committee of the Board of Directors, as described in Section 2 of the Plan.

(e)    “Company” shall mean oDesk Corporation.

(f)    “Consultant” shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

(g)    “Date of Grant” shall mean the date specified in the Notice of Stock Option Grant, which date shall be the later of (i) the date on which the Board of Directors resolved to grant this option or (ii) the first day of the Optionee’s Service.

(h)    “Disability” shall mean permanent and total disability as defined in Section 22(e)(3) of the Code.

(i)    “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(j)    “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in the Notice of Stock Option Grant.

(k)    “Fair Market Value” shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.

(l)    “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

(m)    “ISO” shall mean an employee incentive stock option described in Section 422(b) of the Code.

(n)    “Notice of Stock Option Grant” shall mean the document so entitled to which this Agreement is attached.

(n)    “NSO” shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

(o)    “Optionee” shall mean the person named in the Notice of Stock Option Grant.

(p)    “Outside Director” shall mean a member of the Board of Directors who is not an Employee.

(q)    “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

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(r)    “Plan” shall mean the oDesk Corporation 2004 Stock Plan, as in effect on the Date of Grant.

(s)    “Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

(t)    “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 7.

(u)    “Securities Act” shall mean the Securities Act of 1933, as amended.

(v)    “Service” shall mean service as an Employee, Outside Director or Consultant.

(w)    “Share” shall mean one share of Stock, as adjusted in accordance with Section 10 of the Plan (if applicable).

(x)    “Stock” shall mean the Common Stock of the Company.

(y)    “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing more than 50% of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(z)    “Transferee” shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

(aa)    “Transfer Notice” shall mean the notice of a proposed transfer of Shares described in Section 7.

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ANNEX A

FORM OF NOTICE OF STOCK OPTION EXERCISE

ODESK CORPORATION 2004 STOCK PLAN

NOTICE OF STOCK OPTION EXERCISE

YOU MUST SIGN THIS NOTICE ON PAGE 3 BEFORE SUBMITTING IT TO THE COMPANY.

OPTIONEE INFORMATION:

Name:	Social Security Number:

Address:	Employee Number:

OPTION INFORMATION:

Date of Grant:	Type of Stock Option:
Exercise Price per Share:	¨ Nonstatutory (NSO)
Total number of shares of Common Stock of oDesk Corporation (the “Company”) covered by option:	¨ Incentive (ISO)

EXERCISE INFORMATION:

Number of shares of Common Stock of the Company for which Option is being exercised now:                                     .     (These shares are referred to below as the “Purchased Shares.”)

Total Exercise Price for the Purchased Shares: $

Form of payment enclosed (check all that apply):

¨	Check for $ , payable to “oDesk Corporation”

¨	Certificate(s) for shares of Common Stock of the Company. (These shares will be valued as of the date this notice is received by the Company.)

¨	Attestation Form covering shares of Common Stock of the Company. (These shares will be valued as of the date this notice is received by the Company.)

¨	Full Recourse Promissory Note and related Pledge Agreement consistent with the terms set forth in Section 6(e) of the Stock Option Agreement

¨	Broker Assisted Cashless Exercise (only available once the Company’s common stock is publicly traded) pursuant to Section 6(c) of the Stock Option Agreement.

¨	Other method permitted by the Stock Option Agreement:

Name(s) in which the Purchased Shares should be registered (please review the attached explanation of the available forms of ownership, and then check one box):

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¨	In my name only

¨	In the names of my spouse and myself as community property	My spouse’s name (if applicable):

¨	In the names of my spouse and myself as joint tenants with the right of survivorship

¨	In the name of an eligible revocable trust [requires Stock Transfer Agreement]	Full legal name of revocable trust:
The certificate for the Purchased Shares should be sent to the following address:

REPRESENTATIONS AND ACKNOWLEDGMENTS OF THE OPTIONEE:

1.

I represent and warrant to the Company that I am acquiring and will hold the Purchased Shares for investment for my account only, and not with a view to, or for resale in connection with, any “distribution” of the Purchased Shares within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

2.

I understand that the Purchased Shares have not been registered under the Securities Act or any state securities laws by reason of a specific exemption therefrom and that the Purchased Shares must be held indefinitely, unless they are subsequently registered under the Securities Act and any applicable state securities laws or I obtain an opinion of counsel (in form and substance satisfactory to the Company and its counsel) that registration is not required.

3.	I acknowledge that the Company is under no obligation to register the Purchased Shares.

4.

I am aware of the adoption of Rule 144 by the Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. These conditions include (without limitation) that certain current public information about the issuer is available, that the resale occurs only after the holding period required by Rule 144 has been satisfied, that the sale occurs through an unsolicited “broker’s transaction” and that the amount of securities being sold during any three-month period does not exceed specified limitations. I understand that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

5.

I will not sell, transfer or otherwise dispose of the Purchased Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act.

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6.

I acknowledge that I have received and had access to such information as I consider necessary or appropriate for deciding whether to invest in the Purchased Shares and that I had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Purchased Shares.

7.

I am aware that my investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. I am able, without impairing my financial condition, to hold the Purchased Shares for an indefinite period and to suffer a complete loss of my investment in the Purchased Shares.

8.

I acknowledge that the Purchased Shares remain subject to the Company’s right of first refusal and the market stand-off (sometimes referred to as the “lock-up”), all in accordance with the applicable Option Grant and Stock Option Agreement.

9.	I acknowledge that I am acquiring the Purchased Shares subject to all other terms of the Option Grant and Stock Option Agreement.

10.

To the extent I am entitled to inspection rights under Section 220 of the General Corporation Law of Delaware, I acknowledge and understand that, but for the waiver made herein, I would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the General Corporation Law of Delaware (any and all such rights, and any and all such other rights of Purchaser as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, I hereby unconditionally and irrevocably waive the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver applies to my Inspection Rights in my capacity as a stockholder and shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights under any written agreement I may have with the Company

11.

I acknowledge that I have received a copy of the Company’s explanation of the forms of ownership available for my Purchased Shares. I acknowledge that the Company has encouraged me to consult my own adviser to determine the form of ownership that is appropriate for me. In the event that I choose to transfer my Purchased Shares to a trust, I agree to sign a Stock Transfer Agreement In the event that I choose to transfer my Purchased Shares to a trust that does not satisfy the requirements [described in the attached explanation] (i.e., a trust that is not an eligible revocable trust), I also acknowledge that the transfer will be treated as a “disposition” for tax purposes. As a result, the favorable ISO tax treatment will be unavailable and other unfavorable tax consequences may occur.

12.

[I acknowledge that I have received a copy of the Company’s explanation of the federal income tax consequences of an option exercise.] I acknowledge that the Company has encouraged me to consult my own adviser to determine the tax consequences of acquiring the Purchased Shares at this time.

13.	I agree to seek the consent of my spouse to the extent required by the Company to enforce the foregoing.

14.

I further agree to deliver to the Company concurrently herewith: (a) a copy of a Stock Power and Assignment Separate from Stock Certificate in the form attached hereto as Exhibit A, executed by myself and my spouse, if any, and (b) if married, a Spouse Consent in the form attached hereto as Exhibit B, executed by myself and my spouse.

SIGNATURE:	DATE:

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EXHIBIT A

STOCK POWER AND ASSIGNMENT

SEPARATE FROM STOCK CERTIFICATE

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STOCK POWER AND ASSIGNMENT

SEPARATE FROM STOCK CERTIFICATE

FOR VALUE RECEIVED and pursuant to [(i)] that certain Notice of Stock Option Exercise and related Stock Option Agreement (together, the “Option Agreements”) [and (ii) that certain Secured Full Recourse Promissory Note and that certain Stock Pledge Agreement (together, the “Loan Agreements”), in each case] by and between the undersigned and oDesk Corporation (the “Company”) dated as of                         ,                 , the undersigned hereby sells, assigns and transfers unto                             ,                              shares of the Common Stock of the Company, standing in the undersigned’s name on the books of the Company represented by Certificate No(s).                  (the “Shares”) delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned’s attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE OPTION AGREEMENTS, THE LOAN AGREEMENTS AND ANY EXHIBITS THERETO.

Dated:         ,

OPTIONEE

(Signature)

(Please Print Name)

(Optionee’s Signature, if any)

(Please Print Spouse’s Name)

Instructions to Optionee: Please do not fill in any blanks other than the signature line. The purpose of this Stock Power and Assignment is to enable the Company to acquire the Shares [(i)] upon exercise of its “Right of First Refusal” set forth in the Option Agreements[, and/or (ii) upon an event of default of Optionee under or repayment of amounts outstanding under the Loan Agreements, in each case] without requiring additional signatures on the part of the Optionee or Optionee’s spouse, if any.

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EXHIBIT B

SPOUSE CONSENT

SPOUSE CONSENT

The undersigned spouse of                                               (the “Optionee”) has read, understands, and hereby approves [(i)] that certain Notice of Stock Option Exercise (the “Exercise Agreement”) and related Stock Option Agreement (together with the Exercise Agreement, the “Option Agreements”) [and (ii) that certain Stock Pledge Agreement (the “Pledge Agreement”) and that certain Secured Full Recourse Promissory Note (together with the Pledge Agreement, the “Loan Agreements”), in each case] by and between the undersigned and oDesk Corporation (the “Company”) dated as of                     ,                     . In consideration of the Company [(i)] granting my spouse the right to purchase the Purchased Shares (as defined in the Exercise Agreement) [and (ii) loaning my spouse the funds under the Loan Agreements], the undersigned hereby agrees to be irrevocably bound by the Option Agreements [and the Loan Agreements], and further agrees that any community property interest I may have in (i) the Purchased Shares and (ii) the Pledged Shares (as defined in the Pledge Agreement), shall similarly be bound by the Option Agreements [and the Loan Agreements]. The undersigned hereby appoints Optionee as my attorney-in-fact with respect to any amendment or exercise of any rights under the Option Agreements [and the Loan Agreements].

Date:

Print Name of Optionee’s Spouse

Signature of Optionee’s Spouse

Address:

❒ Check this box, if Optionee is not married.

Signature of Optionee

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